Exhibit 32.2
CERTIFICATION OF PERIODIC REPORT
I, Andrew Nelson, Chief Financial Officer of Global Consumer Acquisition Corp. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
     (1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew Nelson Andrew Nelson
Chief Financial Officer

Date: March 31, 2008